Provisions for legal proceedings (Details Narrative) $ in Millions	12 Months Ended
Dec. 31, 2021 USD ($)
Provisions For Legal Proceedings
Judicial deposits amount	$ 1,144
Description of amount included in judicial deposits	US$ 339 relating to the unification of Fields (Cernambi, Tupi, Tartaruga Verde and Tartaruga Mestiça); (iii) US$ 224 related to CIDE and PIS/COFINS on the chartering of platforms; (iv) US$ 116 referring to IRPJ and CSLL in the deduction of expenses with Petros; (v) US$ 66 referring to several judicial deposits of a tax nature; and (vi) US$ 57 relating to the lack of payment of Social Security Contribution levied on bonuses paid to employees, mainly offset by (vii) US$ 132 referring to indemnity action due to the unilateral termination of contract for the securitization of IPI credits.